SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94086

(Address of Principal Executive Offices)

(408) 822-5200

(Registrant’s Telephone Number, Including Area Code)

Item 9.    Regulation FD Disclosure

On August 13, 2002, Mercury Interactive Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report on Form 10-Q was the certification from Mercury Interactive Corporation’s Chief Executive Officer, Amnon Landan and Chief Financial Officer, Douglas P. Smith required by 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Limitation on Incorporation by Reference.

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and pursuant to the general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002
MERCURY INTERACTIVE CORPORATION

By:	/S/ SUSAN J. SKAER

Name:	Susan J. Skaer

Vice-President, General Counsel and Secretary

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